                                                                    EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                      7.25% CLASS A SECURED NOTES DUE 2009
                                       OF
                             AMERICAN AIRLINES, INC.

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         As set forth in the prospectus, dated _______, 2004 (the "Prospectus"), of American Airlines, Inc. (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's offer to exchange (the "Exchange Offer") registered 7.25% Class A Secured Notes due 2009 (the "New Class A Notes") for any and all of its outstanding 7.25% Class A Secured Notes due 2009 (the "Old Class A Notes"), if (i) certificates representing such Old Class A Notes to be tendered for exchange are not immediately available, or (ii) certificates representing such Old Class A Notes, the Letter of Transmittal or any other documents cannot be delivered to the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by mail or hand delivery or transmitted via facsimile to the Exchange Agent as set forth below. All capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus, unless the context otherwise indicates.


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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 2004, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD CLASS A NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
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                               The Exchange Agent:
                      U.S. BANK TRUST NATIONAL ASSOCIATION

                              60 Livingston Avenue
                         Attention: Specialized Finance
                                   EP-MN-WS-2N
                            St. Paul, Minnesota 55107

                                  By Facsimile:
                                 (651) 495-8158

                              Confirm by Telephone:
                                 (800) 934-6802

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate face amount of Old Class A Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures."

     The undersigned understands that tenders of Old Class A Notes will be accepted only in face amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Old Class A Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York time, on the Expiration Date. Tenders of Old Class A Notes also may be withdrawn if the Exchange Offer is terminated without any such Old Class A Notes being purchased thereunder or as otherwise provided in the Prospectus under the caption "The Exchange Offer - Withdrawal of Tenders."

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s)                              Name(s) of Registered Holder(s):
or Authorized Signatory:

                                                                 -----------------------------------------------------

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                                                                 Address:
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Original Face Amount of Old Class A Notes Tendered:
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Certificate No(s). Of Old Class A Notes (if available):
                                                                 Area Code and Telephone No.: ______________________
                                                                 If Old Class A Notes will be delivered by book-entry
---------------------------------------------------------        transfer at The Depository Trust Company, insert
                                                                 Depository Account No.:  _________________________

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Date:
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     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Class A Notes exactly as its (their) name(s) appear(s) on the certificate(s) for Old Class A Notes or on a security position listing as the owner of Old Class A Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES):

Name(s):
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Capacity:
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Address(es):
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DO NOT SEND OLD CLASS A NOTES WITH THIS FORM. OLD CLASS A NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


                                                   (form continued on next page)

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, hereby (a) represents that each holder of Old Class A Notes on whose behalf this tender is being made "own(s)" the Old Class A Notes covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Class A Notes complies with Rule 14e-4, and (c) guarantees that, within five business days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal or a facsimile thereof, or an Agent's Message (as defined in "The Exchange Offer - Book-Entry Transfer" in the Prospectus) in lieu of the Letter of Transmittal, together with certificates representing the Old Class A Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Class A Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

     The undersigned acknowledges that it must deliver the Letter of Transmittal, or an Agent's Message in lieu of the Letter of Transmittal, and Old Class A Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Name of Firm:
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                                                                                AUTHORIZED SIGNATURE
Address:                                                        Name:
         ---------------------------------------                      ----------------------------------------

                                                                Title:
         ---------------------------------------                       ---------------------------------------

Area Code and Telephone No.:                                    Date:
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